AMENDMENT NO, 3 TO CREDIT AGREEMENT
                       -----------------------------------

         THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "Amendment Agreement") is made and entered into effective as of the day of July, 1999, by and among MILLER INDUSTRIES, INC., a Tennessee corporation ("Miller"), and MILLER INDUSTRIES TOWING EQUIPMENT INC., a Delaware corporation and wholly owned subsidiary of Miller ("Miller Towing") (Miller and Miller Towing may be referred to herein individually as a "Borrower" and together as the "Borrowers"), EACH OF THE GUARANTORS SIGNATORY HERETO (the "Guarantors"), BANK OF AMERICA, N.A. D/B/A NATIONSBANK, N.A. SUCCESSOR TO NATIONSBANK, N.A., a national banking association organized and existing under the laws of the United States, as agent ("Agent") for the Lenders under the Credit Agreement (as defined below), and the Lenders signatory hereto. Unless the context otherwise requires, all terms used herein without definition shall have the definitions provided therefor in the Credit Agreement.

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, the Agent, the Lenders and the Borrowers have entered into that certain Credit Agreement dated as of January 30, 1998, as amended by Amendment No. 1 to Credit Agreement dated as of January 31, 1998 and by Amendment No. 2 to Credit Agreement dated as of October 30, 1998 (as hereby and from time to time amended, supplemented or replaced, the "Credit Agreement"), pursuant to which the Lenders have agreed to make and have made available to the Borrowers a revolving credit facility with a letter of credit sublimit and a swing line sublimit; and

         WHEREAS, the Borrowers have requested that the Agent and the Lenders make certain modifications to the Credit Agreement;

         WHEREAS, the Agent and the Lenders have agreed to such modifications pursuant to the terms and conditions set forth herein;

         WHEREAS, the parties hereto desire to amend the Credit Agreement in the manner herein set forth effective as of the date hereof;

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Definitions. The term "Credit Agreement" or "Agreement" (as the case
            -----------
may be) as used herein and in the Loan Documents shall mean the Credit Agreement as hereby amended and modified, and as further amended, modified or supplemented from time to time as permitted thereby. The term "Lender" as used herein and in the Loan Documents shall include each of the financial institutions signatory hereto as a Lender. The term "BAS" as used herein shall mean Banc of America Securities, LLC, successor to NationsBanc Montgomery Securities, LLC.

         2. Amendments.  Subject to the conditions  hereof, the Credit Agreement
            ---------
is hereby amended, effective as of the date hereof, as follows:

         (a) Section 1.1 of the Credit  Agreement is hereby  amended by amending
             -----------
and restating the following definitions as follows:

                  "'Consolidated Fixed Charge Ratio' means, with respect to Miller and its Subsidiaries for any Four-Quarter Period ending on the date of computation thereof, the ratio of (i) Consolidated EBITDA plus,
         (W) to the extent deducted in arriving at Consolidated EBITDA, lease, rental and all other payments made in respect of or in connection with operating leases, plus (X) for the fiscal quarter of Miller ending July 31, 1999, the lesser of (i) the amount of the income tax refund due Miller for its fiscal year ending April 30, 1999 to be requested in its filing with the Internal Revenue Service for the year ended April 30, 1999 (but not to exceed $7,000,000) or (ii) the actual amount of such refund received, (provided, however, that to avoid duplication of such sum, it shall not otherwise be included in the calculation of the Consolidated Fixed Charge Ratio upon actual payment of such refund,) I=
         (Y) (without duplication) Capital Expenditures for such period, 1= (Z) (without duplication) income taxes paid in cash during such period, to
         (ii) Consolidated Fixed Charges, in each case during such Four-Quarter Period."

                 "'Consolidated EBITDA' means, with respect to Miller and its Subsidiaries for any Four-Quarter Period ending on the date of computation thereof, (A) the gum of, without duplication, (i)
                                      ---
         Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) taxes on income, (iv) amortization, (v) depreciation and (vi) nonrecurring noncash restructuring charges of not in excess of $10,000,000, minus (B) the sum of, without duplication, (a) net gains
                       -----         ---
         on the sale, conversion or other disposition of capital assets (other than net gains on the sale, conversion or other disposition of used trucks in the towing services division in the ordinary course of business consistent with past practice), (b) net gains on the acquisition, retirement, sale or other disposition of capital stock and other securities of Miller or its Subsidiaries, (c) net gains on the collection of proceeds of life insurance policies, (d) any write-up of any asset other than as permitted in accordance with Statement No. 16 of the Financial Accounting Standards Board, and (e) any other net gain or credit of an extraordinary nature as determined in accordance with GAAP applied on a Consistent Basis; provided, however, that for each of the first four fiscal quarters following any Acquisition, the calculation of Consolidated EBITDA for each Four-Quarter Period ending on the last day of each such fiscal quarter shall include the historical financial performance of the acquired business for that portion of such Four-Quarter Period occurring prior to such Acquisition, to the extent that such Acquisition has not otherwise been reflected in Miller's consolidated financial statements."

                 "'Consolidated Shareholders' Equity' means, as of any date on which the amount thereof is to be determined, the sum of the following
         in  respect  of  Miller  and  its   Subsidiaries   (determined   on  a
         consolidated basis): (i) the amount of issued and outstanding share capital, plus (ii) the amount of additional paid-in capital and retained earnings (or, in the case of a deficit, minus the amount of
                                                                      -----
         such deficit), plus
                        ----
         (iii) the amount of any foreign currency translation adjustment (if positive, or, if negative, minus the amount of such translation adjustment), plus (iv) the amount of actual non-recurring noncash
                       ----
         restructuring charges incurred since October 31, 1997, in an aggregate amount not to exceed $10,000,000, minus (v) the amount of any treasury
                                            -----
         stock, all as determined in accordance with GAAP applied on a Consistent Basis."

                  "'Security Instruments' means the Pledge Agreement, the Collateral Assignment of Partnership Interests, the Negative Pledge Agreement, the LC Account Agreement, the Security Agreement, the Intellectual Property Security Agreement, the Mortgages, the Assignment of Leases and all other documents and agreements executed and delivered in connection herewith granting to the Lenders Liens on any assets of the Borrowers, any Guarantor, or any other Person collaterally to secure payment and performance of the Obligations and the Guarantors' Obligations under the Guaranty."

     (b)  Section  1.1 of the  Credit  Agreement  is  hereby  amended  by adding
          ------------
the following definitions to appear in their appropriate order:

                  "'Assignment  of  Leases'  means the  Assignment  of  Lessee's
         Interest in Leases by the Borrowers and the Guarantors to the Agent delivered pursuant to the terms hereof, including Sections 8.19 or 8.24
                                                           ---------------------
         hereof, as hereinafter modified, amended or supplemented from time to time."

                  "'BAS' means Banc of America Securities, LLC, successor to NationsBanc Montgomery Securities, LLC."

                  "'Intellectual Property Security Agreement' means the Intellectual Property Security Agreement dated as of July _, 1999 by the Borrowers and the Guarantors to the Agent, and any additional Intellectual Property Security Agreements by the Borrowers and the Guarantors to the Agent delivered pursuant to Section 8.19 hereof, as
                                                        ------------
         hereafter modified, amended or supplemented from time to time."

                  "'Mortgages' means, collectively, all Mortgages, Deeds of Trust and Deeds to Secure Debt or other comparable instrument granting a Lien to the Agent (or a trustee for the benefit of the Agent) for the benefit of the Lenders in Collateral constituting real property and fixtures, as such documents may be amended, modified or supplemented from time to time."

                  "'Security Agreement' means, collectively (or individually as the context may indicate), (i) the Security Agreement dated as of July __, 1999 by the Borrowers and Guarantors to the Agent, and (ii) any additional Security Agreement delivered to the Agent pursuant to the terms hereof, including Section 8.19, as hereafter modified, amended or
                                 ------------
         supplemented from time to time."

     (c) Section 8.19 of the Credit Agreement is hereby amended by deleting such
         ------------
section in its entirety and inserting in lieu thereof the following:

"Additional Support Documents"
 ----------------------------

     (a) Within fifteen (15) days after the end of each fiscal quarter, with respect to each Domestic Subsidiary acquired or created during such fiscal quarter cause to be delivered to the Agent for the benefit of the Lenders each of the following:

          (i) a Guaranty executed by each such Domestic Subsidiary substantially in the form of Exhibit F hereto;

          (ii) a Security Agreement of such Domestic Subsidiary substantially similar to the Security Agreement delivered by the existing Domestic Subsidiaries, together with such Uniform Commercial Code financing statements on Form UCC-1 or otherwise duly executed by such Domestic Subsidiary as "Debtor" and naming the Agent for the benefit of the Agent and the Lenders as "Secured Party," in form, substance and number sufficient in the reasonable opinion of the Agent and its special counsel to be filed in all Uniform Commercial Code filing offices in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Agent for the benefit of the Agent and the Lenders the Lien on Collateral conferred under such Security Instrument to the extent such Lien may be perfected by Uniform Commercial Code filing;

          (iii) a Negative Pledge Agreement executed by each such Domestic Subsidiary substantially in the form of Exhibit I hereto;
                                             ---------

          (iv) a Pledge Agreement executed by each such Domestic Subsidiary's stockholders substantially in the form of Exhibit K-1 or K-2 hereto, as
                                                 -----------    ---
     applicable, pledging 100% (or such lesser percentage as such Person shall own of any Partially-Owned Subsidiary) of the capital stock and related interests and rights of such Domestic Subsidiary, or other comparable instrument pledging or assigning to the Agent for the benefit of the Lenders all of the equity, membership or partnership interest of such Domestic Subsidiary;

          (v) stock certificates representing 100% of the capital stock and related interests and rights of each such Domestic Subsidiary, or other appropriate evidence of ownership of 100% of the equity, membership or partnership interest of each such Domestic Subsidiary, in each case together with duly executed stock powers or powers of assignment in blank affixed thereto, or in the case that any such Domestic Subsidiary is a partnership or other entity that has not issued certificates evidencing ownership of such partnership or other entity, the Collateral Assignment of Interests and Certificate and Receipt of Registrar of such entity with respect to the registration of the Lien on Assigned Interests so long as such assignment is not prohibited by the Governing Documents of such entity;

          (vi) an opinion of counsel to each such Domestic Subsidiary dated as of the date of delivery of the Guaranty, Security Agreement and other Loan Documents provided for in this Section 8.19(a) and addressed to the Agent
                                     ----------------
     and the Lenders, in form and substance substantially identical to the opinion of counsel delivered pursuant to Section 6.1 (a)(ii) on the Closing
                                              -------------------
     Date (including opinions covering the Security Agreement and the validity and perfection of the liens created thereunder), with respect to each Loan Party which is party to any Loan Document which such newly acquired or created Subsidiary is required to deliver or cause to be delivered pursuant to this Section 8,19(a);
             --------------

          (vii) current copies of the Organizational Documents and Operating Documents of each such Domestic Subsidiary, minutes of duly called and conducted meetings (or duly effected consent actions) of the Board of Directors, partners, or appropriate committees thereof (and, if required by such Organizational Documents or Operating Documents, of the shareholders) of such Domestic Subsidiary authorizing the actions and the execution and delivery of documents described in this Section 8.19(a); and

          (viii) such other documents and agreements as may be reasonably requested by the Agent.

     (b) Within forty-five (45) days after the acquisition or creation of any Direct Foreign Subsidiary, cause to be delivered to the Agent for the benefit of the Lenders each of the following:

          (i) a Pledge Agreement executed by such Direct Foreign Subsidiary's stockholders in such form reasonably acceptable to the Agent, pledging 65% (or such lesser percentage as such Person shall own) of the Voting Stock of such Direct Foreign Subsidiary, or other comparable instrument pledging or assigning to the Agent for the benefit of the Lenders comparable percentages of the voting and non-voting stock of such Direct Foreign Subsidiary;

          (ii) to the extent that such Direct Foreign Subsidiary constitutes a Material Foreign Subsidiary, an opinion of foreign counsel to such Domestic Subsidiary dated as of the date of delivery of the Pledge Agreement or other comparable instrument provided for in this Section 8.19(b) and
                                                           ----------------
     addressed to the Agent and the Lenders, in form and substance acceptable to the Agent, with respect to each Loan Party which is party to any Loan Document which such newly acquired or created Direct Foreign Subsidiary is required to deliver or cause to be delivered pursuant to this Section 8.19(b); and
     ----

          (iii) such other documents and agreements as may be reasonably requested by the Agent."

     (d) A new Section 8.24 of the Credit Agreement is hereby added as follows:
               ------------

                  "8.24 Certificate of Title Property and Other Collateral.  (a)
                        --------------------------------------------------
         With respect to all property owned by a Borrower or Subsidiary which is a motor vehicle or other good which is (i) covered by a certificate of title issued under a statute of a state under the law of which indication of a security interest on the certificate is required as a condition of perfection and (ii) not subject to a purchase money Lien in favor of another creditor which is permitted by Section 9.3 hereof
                                                              -----------
         (collectively, "Certificate of Title Property"), within thirty (30) days following a request by the Agent following (i) the occurrence of a Default or (ii) a determination by the Agent after completion of the field audit described in Section 8.25 or after any fiscal quarter end
                                   ------------
         that the liquidation value of Collateral (applying loan value margins specified on Schedule 8-24) consisting of accounts receivable,
                        --------------
         inventory and property, plant and equipment located in the United States and which is covered by a security interest or lien in favor of the Agent for the benefit of the Lenders results in a loan to value ratio (based on the percentage which the principal balance of outstanding at the date of calculation bears to the aggregate liquidation value of all such Collateral at such time as determined by Agent) in excess of 95% (any event described in (i) or (ii) herein called an "Additional Collateral Event"), the Borrowers will execute and deliver, and will cause each Subsidiary which is a party to a Security Agreement to execute and deliver, to the Agent the original certificates of title or other comparable instrument for such property, together with a fully executed application for notation of a security interest or other comparable form and such other certificates, agreements, notices or other items as the Agent may deem necessary to perfect liens on such property. The Borrowers will pay all filing fees, taxes and other amounts which are payable to perfect the liens on such property. The Borrowers agree that upon the occurrence of an Additional Collateral Event, the Agent shall be entitled to have an agent or trustee administer and manage the certificates of title or other comparable documents on behalf of the Agent and that all fees and expenses in connection therewith shall be paid by the Borrowers.

                  (b) Additionally, within thirty (30) days following request by the Agent after the occurrence of an Additional Collateral Event, the Borrowers will execute and deliver, and will cause each applicable Subsidiary to execute and deliver (i) a Mortgage on all real property and fixtures owned by such entities not already covered by a Mortgage, along with title insurance policies, surveys, environmental reports and legal opinions meeting the requirements set forth in Section 8.25, (ii)
                                                              ------------
         a Collateral  Assignment  of Leases with  respect to all real  property owned by a Borrower or Guarantor and leased to others and all real property not owned by a Borrower or Guarantor and leased to a Borrower or Guarantor together with, on a best efforts basis by Borrowers and Guarantors, a Landlord Consent, Waiver and Estoppel Certificate executed by each landlord or tenant as applicable and (iii) local counsel opinions covering perfection of liens in jurisdictions in which the Agent deems necessary."

     (e) Section 8.25 of the Credit Agreement is hereby added as follows:

          "Additional Collateral Documents;  Audit. (a) The Borrowers agree that
           ---------------------------------------
     by August 27, 1999, each will deliver, and will cause each Guarantor to deliver, the following:

                  (i) Mortgages, Deeds of Trust or other similar documentation necessary to grant to the Agent for the benefit of the Agent and the Lenders a lien on the real property owned by each Borrower and each

                           Guarantor (collectively, the "Mortgages") described below (subject only to existing liens approved by the Agent):

                           (A)  Ooltewah,   Tennessee  real  property  owned  by
                           __________

                           (B)  Greeneville,  Tennessee  real property  owned by
                           ________

                           (C)  Hermitage,  Pennsylvania  real property owned by
                           _______

                           (D)  Mercer,  Pennsylvania  real  property  owned  by
                           __________

                  (ii) Mortgagee title insurance policies from a title insurance company satisfactory to the Agent covering the Mortgages, in each case indicating the liens of the Mortgages are a first lien priority (subject only to existing liens approved by the Agent), containing no exceptions to coverage not acceptable to the Agent and providing a revolving credit endorsement and other endorsements required by Agent for such policy;

                  (iii) Surveys for each of the properties covered by the Mortgages in form and substance satisfactory to the Agent as well as a certification as to whether the location of each property is within any "special flood hazard" area within the meaning of the Federal Flood Disaster Protection Act of 1973.

                  (iv) Collateral Assignment of Lease covering the Road One Headquarters located at 7704 Basswood Drive, Chattanooga, Tennessee covered by the Lease Agreement dated August 6, 1997 between Dillard Limited Partnership, as landlord, and Road One, Inc., as lessee, together with, on a best efforts basis, a Landlord Consent, Waiver and Estoppel Certificate executed by the landlord satisfactory to Agent.

                  (v) With respect to each leased location on which an amount of inventory (other than motor vehicles) and equipment (other than motor vehicles) in an amount deemed material by the Agent is located, deliver, on a best efforts basis, a Landlord Consent, Waiver and Estoppel Certificates regarding each such location.

                   (vi) Environmental Reports on all real property covered by a Mortgage from an environmental firm satisfactory to Agent showing no environmental hazards with respect to such real property.

                  (vii) Legal opinions from Georgia, Pennsylvania and Tennessee counsel for the Borrowers with respect to the documents executed and delivered under this
                           Section 8.25 and the  perfection of the liens created
                           ------------
                           thereby in form and substance satisfactory to the Agent.

                  (viii) Insurance policies and Certificates of Insurance evidencing compliance by the Borrowers with the insurance requirements of this Agreement and the Security Instruments.

                  (ix) UCC-11 search reports no older than thirty (30) days from the appropriate UCC filing office in the states where the Borrowers and Guarantors are doing business showing no liens or security interests on any assets of the Borrowers or Guarantors other than Permitted Liens.

               (b) The Borrowers agree that the Agent and its representatives may undertake a field audit on the inventory and accounts receivable of the Borrowers and the Guarantors and that the costs and expenses of this audit shall be paid by the Borrowers. The Borrowers agree to cooperate with the Agent and its representatives to facilitate completion of the audit by August 31, 1999."

         (f) Section 9.1 of the Credit  Agreement is hereby  amended by deleting
             -----------
existing clauses (b), (c) and (d) appearing therein and inserting in lieu thereof the following clauses (b), (c) and (d) which shall read in their entirety as follows:

         "9.1     Financial Covenants.
                  -------------------

                  (b)  Consolidated  Funded Senior  Indebtedness to Consolidated
                       ---------------------------------------------------------
         EBITDA.  Permit at any time  during the  respective  periods  set forth
         ------
         below the ratio of Consolidated Funded Senior Indebtedness to Consolidated EBITDA for the FourQuarter Period most recently ended to be greater than that set forth opposite each such period:

                                                 Consolidated Funded Senior
                                                Indebtedness To Consolidated
    Four Quarter Periods Ending               EBITDA Must Not Be Greater Than:
    ---------------------------               --------------------------------

Prior to and including 1/31/2000                        4.25 to 1.00

During period 2/1/2000 and                              3.00 to 1.00
thereafter

                  (c)  Consolidated  Funded Total  Indebtedness  to Consolidated
                       ---------------------------------------------------------
         EBITDA.  Permit at any time  during the  respective  periods  set forth
         ------
         below the ratio of Consolidated Funded Total Indebtedness to Consolidated EBITDA for the Four-Quarter Period most recently ended to be greater than that set forth opposite each such period:

                                               Consolidated Funded Senior
                      Four Quarter           Indebtedness To Consolidated
                     Periods Ending          EBITDA Must Not Be Greater Than:
                     --------------          ---------------------------------
          Prior to and including 1/31/2000             4.25 to 1.00

          During period 2/1/2000 and                   3.00 to 1.00
          thereafter

* provided that, in the event the ratio of Consolidated Funded Total Indebtedness to Consolidated EBITDA is less than 3.5 to 1.0 for two consecutive fiscal quarters following the fiscal quarter ended April 30, 1999, then the stated ratio of 4.25 to 1.00 shall be automatically reduced to 3.5 to 1.0 if requested by Borrowers by written notice to the Agent.

                  (d) Consolidated Fixed Charge Ratio. Permit at any time during the respective periods set forth below the Consolidated Fixed Charge Ratio to be less than that set forth opposite each such period:

                                                 Consolidated Funded Senior
                                                 Indebtedness To Consolidated
             Four Quarter Periods Ending       EBITDA Must Not Be Greater Than:
             ---------------------------       --------------------------------

    Prior to and including 1/31/2000                     4.25 to 1.00

    During period 2/1/2000 and thereafter                3.00 to 1.00

         (g) Section 9.2 of the Credit  Agreement is hereby  amended by deleting
             -----------
such section in its entirety and inserting in lieu thereof the following:

                  "Acquisitions.  Enter into any  agreement,  contract,  binding
                   ------------
          commitment or other arrangement providing for, or otherwise effect, any Acquisition, or take any action to solicit the tender of securities or proxies in respect thereof in order to effect any Acquisition unless approved in writing by the Required Lenders; provided, however , that the prior written consent of the Required Lender shall not be required and Miller or any Subsidiary may enter into any such agreement for, and effect, one or more Permitted Acquisitions if (x) the Cost of Acquisition for such Permitted

          Acquisitions, in the aggregate, does not exceed $50,000,000 in any Fiscal Year and (y) (i) the ratio of Consolidated Funded Total Indebtedness to Consolidated EBITDA is less than 3.50 to 1.00 for two consecutive fiscal quarters of Miller and its Subsidiaries occurring after the fiscal quarter ended April 30, 1999, (ii) the required ratio of Consolidated Funded Total Indebtedness to Consolidated EBITDA has been reduced pursuant to Section 9.1(c) to 3.50 to 1.00 and (iii) the Borrowers have provided to the Agent projections reasonably satisfactory to the Agent indicating that the provisions of Section 9. 1 (c) will not be violated on an going forward basis through the Stated Termination Date."

                  (h) Exhibit M to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex I attached hereto and incorporated herein by reference.

               (i) Schedule 8.24, in the form of Schedule 8.24 attached  hereto,
                   -------------                 -------------
          is made a part of the Credit Agreement.

     3.  Applicable  Margin;  Commitment  Fee Rate.  The  Applicable  Margin for
         -----------------------------------------
Eurodollar Rate Loans and Base Rate Loans to be in effect as of July 27, 1999 through the Compliance Date which includes the January 31, 2000 reporting period (the "January 31, 2000 Compliance Date") shall be 2.50% and 1.25%, respectively. The current Commitment Fee Rate to be in effect as of July 27,1999 through the January 31, 2000 Compliance Date shall be 0.50%. After the January 31,2000 Compliance Date, the Applicable Margin and Commitment Fee Rate shall return to determination pursuant to the existing definitions in the Credit Agreement.

     4.  Guarantors.  Each  Guarantor  hereby  (i)  consents  and  agrees to the
         ----------
amendments to the Credit Agreement set forth herein and (ii) confirms its joint and several guarantee of payment of all the Guarantors' Obligations pursuant to the Guaranty.

     5.  Representations and Warranties.  Each of the Borrowers hereby certifies
         ------------------------------
that:

          (a)  The  representations  and  warranties  made by the  Borrowers  in
     Article VII of the Credit Agreement are true and correct in all material respects on and as of the date hereof, with the same effect as though such representations and warranties were made on the date hereof, except that the financial statements referred to in Section 7.6(a) shall be those most
                                              --------------
     recently  furnished to each Lender  pursuant to Sections 8.1 (a) and (b) of
                                                     ------------------------
     the Credit Agreement.

          (b) The Borrowers and each Subsidiary have the power and authority to execute and perform this Amendment Agreement and have taken all action required for the lawful execution, delivery and performance thereof.

          (c) There has been no material adverse change in the business, properties, prospects, operations or condition, financial or otherwise, of Miller and its Subsidiaries since the date of the most recent financial reports of Miller received by each Lender under Section 8.1 of the Agreement; and

          (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, will constitute a Default or an Event of Default on the part of the Borrowers under the Credit Agreement or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

     6. Conditions to Effectiveness. This Amendment shall not be effective until
        ---------------------------
the Agent has received to its satisfaction each of the following:

          (a) ten (10) counterparts of this Amendment Agreement executed by the Borrower, the Guarantors, the Agent and the Lenders;

          (b) ten (10) counterparts of the Security Agreement by and among the Borrowers, the Guarantors and the Agent;

          (c) UCC-1 financing statements executed by each Borrower and each Guarantor in form and number to perfect the security interests in the Collateral granted pursuant to the Security Instruments;

          (d) ten (10) counterparts of the Intellectual Property Security Agreement by the Borrowers and the Guarantors to the Agent;

          (e) legal opinion of counsel to the Borrowers and Guarantors in form and content satisfactory to the Agent;

          (f) corporate resolutions of the Borrowers and Guarantors with respect to the transactions contemplated hereby;

          (g) with respect to each "new" Guarantor, fully executed copies of the following:

                  (i)      Guaranty Agreement
                  (ii)     Security Agreement
                  (iii)    Negative Pledge Agreement
                  (iv)     Stock Pledge Agreement
                  (v)      Stock Certificate
                  (vi)     Stock Power
                  (vii)    Secretary's Certificate
                  (viii)   Intellectual Property Security Agreement

          (h) evidence satisfactory to the Agent that all Subsidiaries of the Borrowers have executed all documentation required pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation such documents and instruments as may be required pursuant to
     Section 8.19 of the Credit Agreement;

          (i) copies of all letters of intent for acquisitions executed by the Borrowers or any Guarantor as to which the acquisitions contemplated thereby have not occurred;

          (j) evidence satisfactory to the Agent that all Persons party to the Pledge Agreement have executed this Amendment Agreement;

          (k) evidence of payment by Borrowers of all fees owing to Agent and BAS (including reasonable fees and expenses of their counsel, recording fees, and fees resulting from the fee letter), and payment by Borrowers to any consenting Lender of an amendment fee of fifteen (15) basis points on the Total Revolving Credit Commitment allocable to such Lender.

          (1) such other documents, instruments and certificates as reasonably requested by the Agent.

     7. Default  Waiver.  The Agent and the Lenders  hereby waive any Default or
        ---------------
Event of Default  resulting  from any violation by the Borrowers of Sections 9.1
(b), (c) and (d) of the Credit Agreement for the reporting period of the Borrowers ended April 30, 1999. This waiver shall be a one-time waiver covering the period ended April 30, 1999 and shall in no way serve to waive any obligations of the Borrowers other than as expressly set forth above.

     8.  Entire  Agreement.  This  Amendment  Agreement  sets  forth the  entire
         -----------------
understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated herein, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any preceding or succeeding breach thereof.

     9.  Full  Force  and  Effect of  Agreement.  Except as hereby  specifically
         --------------------------------------
amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms. Without limiting the foregoing all Security Instruments shall continue to secure all Obligations, as increased hereby, including without limitation the $175,000,000 of principal evidenced by the promissory notes in such aggregate amount delivered by the Borrowers in favor of the Lenders (including without limitation the promissory notes delivered in connection with the Assignment), which notes shall constitute "Notes" for all purposes under the Credit Agreement and the other Loan Documents.

     10.  Counterparts.  This Amendment Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     11. Governing Law. This Agreement shall in all respects be governed by, and
         -------------
construed in accordance with, the laws of the State of Georgia.

     12.  Enforceability.  Should  any  one or more  of the  provisions  of this
          --------------
Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     13. Credit  Agreement.  All  references in any of the Loan Documents to the
         ----------------
"Credit Agreement" shall mean the Credit Agreement as amended hereby.

     14. Successors and Assigns.  This Amendment Agreement shall be binding upon
         ----------------------
and inure to the benefit of each of the Borrowers, the Lenders and the Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrowers, without the prior consent of the Agent, may not assign any rights, powers, duties or obligations hereunder.

     15. Expenses.  The Borrowers agree to pay to the Agent all reasonable costs
         --------
and expenses (including without limitation legal fees and expenses) incurred or arising in connection with the negotiation and preparation of this Amendment Agreement.

     16.  Lenders.  Each of the  financial  institutions  signatory  hereto as a
          -------
Lender (and each other financial institution which may hereafter execute and deliver an instrument of assignment pursuant to Section 12. 1 of the Credit Agreement ) shall be deemed a "Lender" and party to the Credit Agreement and other Loan Documents and shall be entitled to all rights and benefits described therein, be bound by the provisions thereof and perform all obligations as a Lender thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Credit Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                            [SIGNATURE PAGES FOLLOW]

                                        BORROWERS:

                                        MILLER INDUSTRIES, INC.

                                        By: /s/ Frank Madonia
                                        Name: Frank Madonia
                                        Title: Executive Vice President

                                        MILLER INDUSTRIES TOWING EQUIPMENT INC.


                                        By: /s/ Frank Madonia
                                        Name: Frank Madonia
                                        Title: Vice President








                      AMENDMENT NO. 3 TO CREDIT AGREEMENT
                             SIGNATURE PAGE 1 OF 6

                          GUARANTORS:
                          ----------

                          ACKERMAN WRECKER SERVICE, INC.
                          A-EXCELLENCE TOWING CO.
                          ALL AMERICAN TOWING SERVICES, INC.
                          ALLIED GARDENS TOWING, INC.
                          ALLIED TOWING AND RECOVERY, INC.
                          ALTAMONTE TOWING, INC.
                          ANDERSON TOWING SERVICE, INC.
                          APACO, INC.
                          APPLE TOWING CO., INC.
                          ARROW WRECKER SERVICE, INC.
                          A TO Z ENTERPRISES, INC.
                          B&B ASSOCIATED INDUSTRIES, INC.
                          B-G TOWING, INC.
                          BEAR TRANSPORTATION, INC.
                          BEATY TOWING & RECOVERY, INC.
                          BERT'S TOWING RECOVERY CORPORATION
                          BILL GERLOCK TOWING CO.
                          BOB BOLIN SERVICES, INC.
                          BOB'S AUTO SERVICE, INC.
                          BOB VINCENT AND SONS WRECKER SERVICE, INC.
                          BOULEVARD & TRUMBULL TOWING, INC.
                          BREWER'S, INC.
                          BRYRICH CORPORATION
                          C&L TOWING SERVICES, INC.
                          CAL WEST TOWING, INC.
                          CEDAR BLUFF 24 HOUR TOWING, INC.
                          CENTURY HOLDINGS, INC.
                          CHAD'S, INC.
                          CHAMPION CARRIER CORPORATION CHEVRON, INC.
                          CHICAGO METRO SERVICES, INC.
                          CLARENCE CORNISH AUTOMOTIVE SERVICE, INC.
                          CLEVELAND VEHICLE DETENTION CENTER, INC.
                          COLEMAN'S TOWING & RECOVERY, INC.
                          DALLAS VEHICLE RECOVERY, INC.
                          DICK'S TOWING & ROAD SERVICE, INC.
                          DOLLAR ENTERPRISES, INC.
                          DON'S TOWING, INC.
                          DUN-RITE TOWING, INC.


                      AMENDMENT NO. 3 TO CREDIT AGREEMENT
                             SIGNATURE PAGE 2 OF 6

                          DURU, INC.
                          E.B.T., INC.
                          EXPORT ENTERPRISES, INC.
                          GARY'S TOWING & SALVAGE POOL, INC
                          GOLDEN WEST TOWING EQUIPMENT, INC. GOOD
                          MECHANIC AUTO CO. OF RICHFIELD, INC.
                          GREAT AMERICA TOWING, INC.
                          GREG'S TOWING, INC.
                          H&H TOWING ENTERPRISES, INC.
                          HALL'S TOWING SERVICE, INC.
                          HENDRICKSON TOWING, INC.
                          H.M.R. ENTERPRISES, INC.
                          INTERSTATE TOWING & RECOVERY, INC.
                          JENKINS WRECKER SERVICE, INC. JENNINGS
                          ENTERPRISES, INC.
                          KAUFF'S, INC.
                          KAUFF'S OF FT. PIERCE, INC.
                          KAUFF'S OF MIAMI, INC.
                          KAUFFS OF PALM BEACH, INC.
                          KEN'S TOWING, INC.
                          KING AUTOMOTIVE & INDUSTRIAL EQUIPMENT, INC.
                          LANCE WRECKER SERVICE, INC.
                          LAZER TOW SERVICES, INC.
                          LEWIS WRECKER SERVICE, INC.
                          LEVESQUE'S AUTO SERVICE, INC.
                          LINCOLN TOWING ENTERPRISES, INC.
                          M&M TOWING AND RECOVERY, INC.
                          MAEJO, INC.
                          MEL'S ACQUISITION CORP.
                          MERL'S TOWING SERVICE, INC.
                          MID AMERICA WRECKER & EQUIPMENT SALES, INC.
                            OF COLORADO
                          MIKE'S WRECKER SERVICE, INC.
                          MILLER FINANCIAL SERVICES GROUP, INC.
                          MILLER/GREENEVILLE, INC.
                          MILLER INDUSTRIES DISTRIBUTING, INC.
                          MILLER INDUSTRIES INTERNATIONAL, INC.
                          MOORE'S SERVICE & TOWING, INC.
                          MOORE'S TOWING SERVICE, INC.
                          MOSTELLER'S GARAGE, INC.
                          MURPHY'S TOWING, INC.
                          OFFICIAL TOWING, INC.
                          O'HARE TRUCK SERVICE, INC.
                          PETE'S A TOWING, INC.
                          PIPES ENTERPRISES, INC.


                      AMENDMENT NO. 3 TO CREDIT AGREEMENT
                             SIGNATURE PAGE 3 OF 6

                          PRO-TOW, INC.
                          PULLEN'S TRUCK CENTER, INC.
                          PURPOSE, INC. RAR ENTERPRISES, INC.
                          RANDY'S HIGH COUNTRY TOWING, INC. RAY
                          HARRIS, INC.
                          RMA ACQUISITION CORP.
                          RRIC ACQUISITION CORP.
                          RAY'S TOWING, INC.
                          RETRIEVER TOWING, INC.
                          ROAD BUTLER; INC.
                          ROAD ONE, INC.
                          ROADONE EMPLOYEE SERVICES, INC.
                          ROAD ONE INSURANCE SERVICES, INC.
                          ROAD ONE SERVICE, INC.
                          RONNY MILLER WRECKER SERVICE INC.
                          SANDY'S AUTO & TRUCK SERVICE, INC.
                          SAKSTRUP TOWING, INC.
                          SONOMA CIRCUITS, INC.
                          SOUTHERN WRECKER CENTER, INC.
                          SOUTHERN WRECKER SALES, INC.
                          SOUTHWEST TRANSPORT, INC.
                          SPEED'S AUTOMOTIVE, INC.
                          SPEED'S RENTALS, INC.
                          SROGA'S AUTOMOTIVE SERVICES, INC.
                          SUBURBAN WRECKER SERVICE, INC.
                          TEAM TOWING AND RECOVERY, INC.
                          TED'S OF FAYVILLE, INC.
                          TEXAS TOWING CORPORATION
                          THOMPSON'S WRECKER SERVICE, INC.
                          TOW PRO CUSTOM TOWING & HAULING, INC.
                          TREASURE COAST TOWING, INC.
                          TRUCK SALES & SALVAGE CO., INC.
                          VRCHOTA CORPORATION
                          VULCAN EQUIPMENT COMPANY, INC. WALKER TOWING, INC. WES'S SERVICE INCORPORATED
                          WESTERN TOWING; MCCLURE/EARLEY ENTERPRISES, INC. WHITEY'S TOWING, INC.


                      AMENDMENT NO. 3 TO CREDIT AGREEMENT
                             SIGNATURE PAGE 5 OF 6

                          WILTSE TOWING, INC.
                          ZEBRA TOWING, INC.
                          ZEHNER TOWING & RECOVERY, INC.


                           By: /s/ Frank Madonia
                           Name: Frank Madonia
                           Title: Attorney-in-Fact




                      AMENDMENT NO. 3 TO CREDIT AGREEMENT
                             SIGNATURE PAGE 5 OF 6

                                        AGENT AND LENDERS:

                                        BANK OF AMERICA, N.A.
                                        D/B/A NATIONSBANK, N.A.
                                        SUCCESSOR TO NATIONSBANK, N.A.,


                                        By: /s/ Sybil H. Weldon
                                        Name: Sybil H. Weldon
                                        Title: Senior Vice President


                                        WACHOVIA BANK, N.A.

                                        By: /s/ Tammy F. Hughes
                                        Name: Tammy F. Hughes
                                        Title: Vice President


                                        FIRST AMERICAN NATIONAL BANK

                                        By: /s/ Michael W. Metcalf
                                        Name: Michael W. Metcalf
                                        Title: Vice President


                                         SUNTRUST BANK, CHATTANOOGA, N.A.

                                         By: /s/ Jon C. Long
                                         Name: Jon C. Long
                                         Title: Vice President



                      AMENDMENT NO. 3 TO CREDIT AGREEMENT
                             SIGNATURE PAGE 6 OF 6

                                     ANNEX I

                                  NEW EXHIBIT M
                                  -------------

                             Compliance Certificate

Bank of America, N.A.,
 d/b/a NationsBank, N.A., successor
 to NationsBank, N.A.
Independence Center, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention: Agency Services
Telefacsimile:  (704) 386-9436


         Reference is hereby made to the Credit Agreement dated as of January 30, 1998, as amended pursuant to Amendment No. 1 to Credit Agreement dated as of January 31, 1998 and Amendment No. 2 to Credit Agreement dated as of October 30, 1998 and Amendment No. 3 to Credit Agreement dated as of July 27, 1999 (as may be further amended, modified or supplemented from time to time, the "Agreement") among MILLER INDUSTRIES, INC., a Tennessee corporation ("Miller"), MILLER INDUSTRIES TOWING EQUIPMENT INC., a Delaware corporation ("Miller Towing," and together with Miller, the "Borrowers"), the Lenders (as defined in the Agreement) and Bank of America, N.A., d/b/a NationsBank, N.A., successor to NationsBank, N.A., as Agent for the Lenders ("Agent"). Capitalized terms used but not otherwise defined herein shall have the respective meanings therefor set forth in the Agreement. The undersigned, a duly authorized and acting Authorized Representative, hereby certifies to you as of _____________, 19___ (the "Determination Date") as follows:

1.       Calculations

         A.       Compliance with Section 9.1(a): Consolidated
                  Shareholders' Equity

                  1.       Issued and outstanding share capital                 $__________

                  2.       Additional paid-in capital plus retained
                           income (retained deficit to be
                           expressed as a negative)                             $__________

                  3.       Foreign currency translation (to be
                           expressed as a negative, if applicable)              $__________

                  4.       Non-recurring noncash restructuring
                           charges [not to exceed $10,000,000]
                           since October 31, 1997                               $__________


                  5.       Treasury stock                                       $__________

                  6.       Consolidated Shareholders' Equity
                           (A.1 + A.2 + A.3 + A.4 - A.5)                        $__________

                  REQUIRED:
                  --------

                  (I)      REQUIREMENT FOR PRIOR FISCAL QUARTER;
                           PLUS                                                 $___________
                  (II)     50% OF CONSOLIDATED NET INCOME
                           SINCE FIRST DAY OF CURRENT QUARTER; PLUS             $___________
                  (III)    100% OF THE NET PROCEEDS OF ANY EQUITY
                           OFFERING; MINUS                                      $___________
                  (IV)     NET REPURCHASED SHARES
                           (NOT TO EXCEED $10,000,000)                          $___________

                  TOTAL:                                                        $___________

         B.       Compliance  with Section  9.1(b):  Consolidated  Funded Senior
                  Indebtedness to Consolidated EBITDA

1.                1.       Consolidated Funded Senior Indebtedness
                           a.       Consolidated Total Funded
                                    Indebtedness                                $__________
                           b.       Aggregate principal amount of all
                                    Subordinated Debt                           $__________
                           TOTAL (a-b)                                          $__________

2.       Consolidated EBITDA for such period
                  a.       Consolidated Net Income            $__________
                  b.       Consolidated Interest Expense      $__________
                  c.       Taxes on income                    $__________
                  d.       Amortization                       $__________
                  e.       Depreciation                       $__________
                  f.       Non-recurring noncash
                           restructuring charges
                           (not to exceed $10,000,000)        $__________
                  g.       Net gains on the sale, conversion
                           or other disposition of capital
                           assets                             $__________
                  h.       Net gains on the acquisition,
                           retirement, sale or other

                                  Annex I - 9

                           disposition of capital stock and
                           other securities                   $__________
                  i.       Net gains on the collection of
                           proceeds of life insurance
                           policies                           $__________
                  j.       Write-ups of any assets other than
                           permitted by FAS 16                $__________
                  k.       Other extraordinary net gains
                           or credits                         $__________

                  TOTAL ([a + b +c + d + e + f] -
                               [g + h + i + j + k])                             $__________

         3.       Ratio of B.2 to B.1       ____ to ____

         REQUIRED:         LINE 3 MUST NOT BE MORE THAN THE  FOLLOWING  AT THE
                           FOLLOWING  TIMES:

                           THROUGH 1/31/00           4.25 TO 1.00
                           2/1/00 AND THEREAFTER     3.00 TO 1.00

C.       Compliance with Section 9.1(c): Consolidated Funded
         Total Indebtedness to Consolidated EBITDA

         1.       Consolidated Funded Total Indebtedness            $__________
         2.       Consolidated EBITDA for such period (see B.2)     $__________
         3.       Ratio of C.2 to C.1       ____ to ____

         REQUIRED:         LINE 3 MUST NOT BE MORE THAN THE FOLLOWING AT THE
                           FOLLOWING TIMES:

                           THROUGH 1/31/00           4.25 TO 1.00*
                           2/1/00 AND THEREAFTER     3.50 TO 1.00

         *provided  that,  in the event the ratio of  Consolidated  Funded Total
         Indebtedness to Consolidated EBITDA is less than 3.5 to 1.0 for two consecutive fiscal quarters following the fiscal quarter ended April
         30, 1999, then required ratio of 4.25 to 1.00 shall be automatically reduced to 3.5 to 1.0 if requested by Borrower.

D.       Compliance with Section 9.1(d): Consolidated Fixed Charge Ratio

         1.       Consolidated EBITDA for such period (see B.2)                 $___________
         2.       Lease, rental and other expenses in connection
                  with operating leases for such period (to the extent
                  deducted in arriving at Consolidated EBITDA)                  $___________
         2a.      For the fiscal quarter ending July 31, 1999
                  the amount representing income tax refund
                  but not to exceed $7,000,000                                  $___________

                                  Annex I - 10

         3.       Capital Expenditures for such period                          $___________
         4.       Taxes paid or accrued on income for such period               $___________
         5.       Consolidated Fixed Charges for such period:
                  (i)      Consolidated Interest
                           Expense, plus                                        $___________
                                    ----
                  (ii)     Lease, rental and other expenses
                           in connection with operating
                           leases (to the extent deducted in
                           arriving at Consolidated EBITDA),
                           plus                                                 $___________
                  (iii)    Current maturities of Consolidated
                           Funded Total Indebtedness, plus                      $___________
                  (iv)     Current maturities of Capital
                           Leases, plus                                         $___________
                  (v)      Payments (contingent, deferred or
                           otherwise) in respect of Acquisitions
                           representing any deferred portion
                           of consideration, plus                               $___________
                  (vi)     Payments in respect of Off Balance
                           Sheet Liabilities                                    $___________

                           TOTAL (i + ii + iii + iv + v + vi)                   $___________

         6.       D.1 + D.2 + D.2a                                              $___________
         7.       D.3 + D.4                                                     $___________
         8.       D.6 - D.7                                                     $___________
         9.       Ratio of D.8 to D.5                                           ___ to ___

         REQUIRED: LINE 9 MUST NOT BE LESS THAN THE FOLLOWING AT THE FOLLOWING
                   TIMES:

         THROUGH 1/31/00                                      1.00 TO 1.00
         2/1/00   AND THEREAFTER                              1.25 TO 1.00

E.       Compliance with Section 9.2: Acquisitions

         1.       Acquisitions during fiscal quarter, including Cost of Acquisition

                  a.       Name of Subsidiary: ______________          $__________
                  b.       Name of Subsidiary: ______________          $__________
                  c.       Name of Subsidiary: ______________          $__________
                  d.       Name of Subsidiary: ______________          $__________
                  e.       Name of Subsidiary: ______________          $__________
                  f.       Name of Subsidiary: ______________          $__________
                  g.       Name of Subsidiary: ______________          $__________
                  h.       Name of Subsidiary: ______________          $__________

                                  Annex I - 11

         2.       Total Cost of Acquisition during fiscal quarter               $__________

         3.       Total Cost of Acquisition during prior fiscal
                  quarters during such Fiscal year                              $__________

         4. Total Cost of Acquisition during Fiscal Year to date                $__________

                  REQUIRED:   COST OF ACQUISITION NOT GREATER THAN
                              $10,000,000 PER ACQUISITION OR
                              $50,000,000 IN ANY FISCAL YEAR

F.       Compliance with Section 9.4(d): Purchase Money Indebtedness and Capital
         Lease Obligations

         1.       Purchase money and Capital Lease obligations                  $__________

                  REQUIRED:   NOT MORE THAN $5,000,000 OUTSTANDING AT ANY TIME

G.       Compliance   with  Section   9.4(e):   Guarantees   of  Trade   Account
         Indebtedness

         1.      Guarantees of trade account indebtedness                       $__________

                  REQUIRED:   NOT MORE THAN $2,000,000 OUTSTANDING AT ANY TIME

H.       Compliance with Section 9.4(h): Additional Indebtedness

         1.       Total additional Indebtedness                                 $__________

         REQUIRED:         NOT MORE THAN $5,000,000 OUTSTANDING AT ANY TIME

         I.       Compliance with Section 9.8: Restricted Payments

                  1.       Repurchases of Common Stock

                           a.       Aggregate cost of Net Repurchased
                                            Shares at end of prior quarter      $_________
                           b.       Aggregate cost of shares repurchased
                                    during quarter                              $__________
                           c.       Aggregate cost of shares reissued
                                    in connection with Permitted
                                    Acquisitions during quarter                 $__________

                                  Annex I - 12

                           d.       Aggregate cost of Net Repurchased
                                    Shares at end of current quarter
                                    (a + b - c)                                 $__________

                  REQUIRED:         NOT MORE THAN $10,000,000 IN AGGREGATE
                                    COST OF NET REPURCHASED SHARES AT
                                    ANY TIME

                  2.       Additional Restricted Payments

                           a.       Restricted Payments during fiscal
                                    quarter                                     $__________
                           b.       Restricted Payments during prior
                                    fiscal quarters during such Fiscal
                                    Year                                        $__________
                           c.       Restricted Payments during
                                    Fiscal Year to date                         $__________

                  REQUIRED:         RESTRICTED PAYMENTS NOT GREATER THAN
                                    $3,000,000 DURING ANY FISCAL YEAR

2.       No Default

                  A. Since __________ (the date of the last similar certification), (a) the Borrowers have not defaulted in the keeping, observance, performance or fulfillment of its obligations pursuant to any of the Loan Documents; and (b) no Default or Event of Default specified in Article X of the Agreement has occurred and is continuing.

                  B. If a Default or Event of Default has occurred since __________ (the date of the last similar certification), the Borrowers propose to take the following action with respect to such Default or Event of Default:

         (Note,  if no Default or Event of Default  has  occurred,  insert  "Not
          ----
         Applicable").

         The  Determination  Date is the  date of the  last  required  financial statements  submitted  to the  Lenders in  accordance  with  Section  8.1 of the
                                                             ------------
Agreement.


IN WITNESS WHEREOF, I have executed this Certificate this _____ day of __________, 19___.


                                                 By:____________________________
                                                    Authorized Representative
                                                 Name:__________________________
                                                 Title:_________________________



                                  Annex I - 13

                                  SCHEDULE 8.24

                               Loan Value Margins
                               -----------------


    Type of Property                                        Loan Value Margin
    ----------------                                        -----------------
    Accounts Receivable                                     50%

    Inventory (Distribution)                                50%

    Inventory (Manufacturing)                               50%

    Property, Plant and Equipment (Manufacturing)
    (Non-Road One)                                          50%


    Property, Plant and Equipment - Trucks                  75%
    (Road One)

    Property, Plant and Equipment - Other                   50%
    (Road One)


                                      S-1